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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   February 13, 2006
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                             Salon Media Group, Inc.
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             (Exact name of registrant as specified in its charter)

            Delaware                   0-26395                94-3228750
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 (State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)              File Number)         Identification No.)

         101 Spear Street, Suite 203, San Francisco, CA      94105
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            (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code:  (415) 645-9200
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              22 Fourth Street, 11th Floor, San Francisco, CA 94103
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02   Results of Operations and Financial Condition

     On February 13, 2006, Salon Media Group, Inc. (Salon) issued a press release announcing Salon's financial results for its fiscal third quarter ended December 31, 2005. The full text of Salon's press release is attached hereto as
Exhibit 99.7.

     The press release includes pro forma operating results and a reconciliation of pro forma operating results to accounting principles generally accepted in the United States of America. Salon provides pro forma results as additional information to its consolidated results of operations. These pro forma measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from pro forma measures used by other companies. Salon believes that the presentation of pro forma results provides useful information to management and investors regarding underlying trends in its consolidated financial condition and results of operations. Readers of Salon's consolidated financial statements are advised to review and consider carefully the financial information prepared in accordance with generally accepted accounting principles contained in this press release and Salon's periodic filings with the Securities and Exchange Commission.


Item 9.01.   Financial Statements and Exhibits

Exhibit No.      Description
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99.7             Press Release dated February 13, 2006 *

* This exhibit is furnished with this Current Report on Form 8-K and is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, and is not incorporated by reference into any filing of Salon Media Group, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in the filing.


SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           SALON MEDIA GROUP, INC.



Dated:  02/14/2006         /s/ Conrad Lowry
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                           Chief Financial Officer and Secretary


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